Subsequent Events	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENTS [Abstract]
Subsequent Events
NOTE 21 - SUBSEQUENT EVENTS

a)      On January 26, 2015, the Board of Directors of Navios Partners authorized its quarterly cash distribution for the three month period ended December 31, 2014 of $0.4425 per unit. The distribution was paid on February 13, 2015 to all holders of record of common and general partner units on February 11, 2015. The aggregate amount of the declared distribution was $38,097.
b)      On February 10, 2015, Navios Partners amended its existing Management Agreement with the Manager, a subsidiary of Navios Holdings, to fix the fees for ship management services of its owned fleet at a daily rate of $8.50 per very large Container vessel of more than TEU 13,000 effective from the date of delivery of such vessel to Navios Partners' fleet through December 31, 2015. Drydocking expenses under this agreement will be reimbursed at cost upon occurrence for each Vessel.

c)      On February 11, 2015, Navios Partners completed its public offering of 4,000,000 common units at $13.09 per unit and raised gross proceeds of approximately $52,360 to fund its fleet expansion. The net proceeds of this offering, including the underwriting discount and excluding offering costs estimated at $320 were approximately $50,120. Pursuant to this offering, Navios Partners issued 81,633 general partnership units to its general partner. The net proceeds from the issuance of the general partnership units were $1,069. On the same date, Navios Partners completed the exercise of the option previously granted to the underwriters in connection with the offering and issued 600,000 additional common units at the public offering price less the underwriting discount. As a result of the exercise of the option, Navios Partners raised additional gross proceeds of $7,854 and net proceeds, including the underwriting discount, of approximately $7,518 and issued 12,245 additional general partnership units to its general partner. The net proceeds from the issuance of the general partnership units were $160. In addition, Navios Partners completed a private placement of 1,120,547 common units and 22,868 general partner units at $13.09 per unit to Navios Holdings, raising additional gross proceeds of $14,967. Following the public offering and the private placement, Navios Holdings currently owns a 20.1% interest in Navios Partners, which includes the 2.0% interest through Navios Partners' general partner which Navios Holdings owns and controls.